UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 4, 2007

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION	38-2726431
(A Michigan Corporation)
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550

1-5611	CONSUMERS ENERGY COMPANY	38-0442310
(A Michigan Corporation)
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Consent of Ernst & Young LLP for CMS Energy
Consent of PricewaterhouseCoopers LLP for CMS Energy re: MCV
Consent of Ernst & Young for CMS Energy re: Jorf Lasfar
Consent of Price Waterhouse for CMS Energy re: Jorf Lasfar
Glossary and Index to Financial Statements
Item 6 of Form 10-K for the year ended December 31, 2006
Item 7 of Form 10-K for the year ended December 31, 2006
Item 8 of Form 10-K for the year ended December 31, 2006

Item 8.01. Other Events
     On March 13, 2007, CMS Enterprises Company (“Enterprises”), a wholly owned subsidiary of CMS Energy Corporation (“CMS Energy”), completed the sale of its ownership interest in substantially all of its Argentine assets and its northern Michigan non-utility gas gathering, processing and pipeline businesses. On May 2, 2007, Enterprises completed the sale of its ownership interests in certain projects in the Middle East, North Africa, and India. This form 8-K is being filed to revise information previously reported on CMS Energy’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Form 10-K”), which was filed on February 23, 2007 to reflect certain subsidiaries associated with the completed asset sales in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”.
Only the following sections of the 2006 Form 10-K have been revised:
•	Item 6. Selected Financial Data
•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
•	Item 8. Financial Statements and Supplementary Data
     No other sections have been changed. While the revisions affect the classification between income from continuing operations and income from discontinued operations, none of the revisions (which are discussed in more detail in the accompanying consolidated financial statements in exhibit 99.4), affect net income for any of the three years presented in this Form 8-K.
THE INFORMATION CONTAINED IN THIS FORM 8-K, INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS AND THE NOTES THERETO, DOES NOT REFLECT OTHER EVENTS OCCURRING AFTER THE INITIAL FILING DATE OF THE COMPANY’S FORM 10-K. SUCH EVENTS INCLUDE, AMONG OTHERS, THE EVENTS DESCRIBED IN OUR QUARTERLY REPORTS ON FORM 10-Q FOR THE PERIOD ENDED MARCH 31, 2007, AND THE EVENTS DESCRIBED IN OUR CURRENT REPORTS ON FORM 8-K FILED SUBSEQUENT TO OUR 2006 FORM 10-K.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

(23)(a)	Consent of Ernst & Young LLP for CMS Energy.

(23)(b)	Consent of PricewaterhouseCoopers LLP for CMS Energy re: MCV.

(23)(c)	Consent of Ernst & Young for CMS Energy re: Jorf Lasfar.

(23)(d)	Consent of Price Waterhouse for CMS Energy re: Jorf Lasfar.

99.1	Glossary and Index to Financial Statements.

99.2	Item 6. of Form 10-K for the year ended December 31, 2006: Selected Financial Data.

99.3	Item 7. of Form 10-K for the year ended December 31, 2006: Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.4	Item 8. of Form 10-K for the year ended December 31, 2006: Financial Statements and Supplementary Data.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION
Dated: June 1, 2007	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY
Dated: June 1, 2007	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer